UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

GENPREX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GENPREX, INC.

3300 Bee Cave Road, #650-227, Austin, TX 78746

April 29, 2024

To Our Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Genprex, Inc. (“Genprex” or the “Company”) to be held at 9:30 a.m. Central Time on Tuesday, June 18, 2024.

The Annual Meeting will be held in a virtual meeting format at www.proxydocs.com/GNPX. You will not be able to attend the Annual Meeting in person.

Details regarding the virtual meeting, the business to be conducted at the virtual meeting, and information about Genprex that you should consider when you vote your shares are described in the accompanying proxy statement.

At the Annual Meeting, (i) one person will be nominated for election to our Board of Directors; (ii) we will ask stockholders to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2024; (iii) we will ask stockholders to approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in the proxy statement; and (iv) we will ask stockholders to vote, on an advisory basis, on how often we will conduct an advisory vote on executive compensation. We may also ask stockholders to consider and act upon other matters which may properly come before the meeting and/or any adjournment or adjournments thereof.

Under Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about May 6, 2024, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2024 Annual Meeting of stockholders and our 2023 Annual Report on Form 10-K (the “Annual Report”). The Notice also provides instructions on how to vote online and how to receive a copy of the proxy materials by mail or by email.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote. You may vote over the Internet, by telephone, or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Genprex. We look forward to seeing you during the webcast of the Annual Meeting.

Sincerely, J. Rodney Varner Chief Executive Officer

GENPREX, INC.

3300 Bee Cave Road, #650-227, Austin, TX 78746

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 18, 2024

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Genprex, Inc. (“Genprex” or the “Company”) will be held on Tuesday, June 18, 2024, at 9:30 a.m. Central Time. This year’s Annual Meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend our Annual Meeting virtually via the Internet and vote during the meeting by visiting www.proxydocs.com/GNPX. You will not be able to attend the Annual Meeting at a physical location.

THE ANNUAL MEETING WILL BE HELD FOR THE FOLLOWING PURPOSES:

1.	To elect the Class I director named herein to hold office until the 2027 annual meeting of stockholders.

2.

To ratify the selection by the Audit Committee of our Board of Directors of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

3.	To approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in this proxy statement.

4.	To vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation.

5.	To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

WHO MAY VOTE:

You may vote if you were the record owner of Genprex common stock at the close of business on April 25, 2024.

To participate in the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/GNPX. In order to attend, you must register in advance at www.proxydocs.com/GNPX prior to the deadline of June 16, 2024, at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and to submit questions in advance of the meeting. You will not be able to attend the Annual Meeting in person.

All stockholders are cordially invited to attend the Annual Meeting. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and to submit your proxy over the Internet or by mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2024

Our proxy materials including our proxy statement for the 2024 Annual Meeting, our Annual Report for the fiscal year ended December 31, 2023 and proxy card are available on the Internet at www.proxydocs.com/GNPX. Under SEC rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors, J. Rodney Varner Chief Executive Officer

Austin, Texas

April 29, 2024

TABLE OF CONTENTS

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2

PROPOSAL 1: ELECTION OF CLASS I DIRECTOR	8

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	10

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS	11

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS	14

ETHICS CODE	14

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15

EXECUTIVE OFFICERS	17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18

EXECUTIVE OFFICER COMPENSATION	19

PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	26

PROPOSAL 4: ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES	27

DIRECTOR COMPENSATION	28

PAY VERSUS PERFORMANCE	29

RELATED PARTY TRANSACTIONS	32

STOCKHOLDER PROPOSALS	33

ANNUAL REPORT	33

HOUSEHOLDING OF ANNUAL MEETING MATERIALS	33

OTHER MATTERS	34

GENPREX, INC.

3300 Bee Cave Road, #650-227, Austin, TX 78746

PROXY STATEMENT

FOR THE GENPREX, INC. 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 18, 2024

This proxy statement contains information about the 2024 Annual Meeting of Stockholders of Genprex, Inc. (the “Annual Meeting”), including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 9:30 a.m., Central Time, on Tuesday, June 18, 2024. The Annual Meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend our Annual Meeting virtually via the Internet, vote and submit your questions in advance of the meeting by visiting www.proxydocs.com/GNPX. You will not be able to attend the Annual Meeting in person. In this proxy statement, we refer to Genprex, Inc. as “Genprex,” “the Company,” “we,” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting. The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about May 6, 2024. A list of stockholders of record will be available during the 10 days prior to the Annual Meeting at the Company’s principal executive office located at 3300 Bee Cave Road, #650-227, Austin, TX 78746. If you wish to view this list, please contact our Corporate Secretary at Genprex, Inc., 3300 Bee Cave Road, #650-227, Austin, TX 78746. Such list will also be available for examination by the stockholders during the Annual Meeting at www.proxydocs.com/GNPX.

EXPLANATORY NOTE

Effective as of 12:01 am Eastern Time on February 2, 2024, we filed an amendment to our Amended and Restated Certificate of Incorporation to effect a one-for-forty (1-for-40) reverse stock split of our issued and outstanding shares of common stock (the “Reverse Stock Split”). The information in this proxy statement reflects the Reverse Stock Split.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why are we calling this Annual Meeting?

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting to be held virtually via live webcast on Tuesday, June 18, 2024, at 9:30 a.m. Central Time and any adjournments or postponements of the meeting. This proxy statement summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, because you owned shares of our common stock on the record date.

We are calling the Annual Meeting to seek the approval of our stockholders:

●	To elect Brent M. Longnecker to serve as a director for a three-year term expiring at the 2027 annual meeting of stockholders.

●	To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

●	To approve, on an advisory basis, the executive compensation of the Company’s Named Executive Officers (defined below) as described in the proxy statement.

●	To vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation.

●	To consider any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

How Does the Board of Directors Recommend That I Vote on the Proposals?

Our Board of Directors believes that: (i) the election of the director nominee identified herein; (ii) the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2024; (iii) the compensation of our Named Executive Officers for the year ended December 31, 2023, as described in this proxy statement, was appropriate, and (iv) an annual vote, on an advisory basis, on conducting an advisory vote on executive compensation, are advisable and in the best interests of the Company and its stockholders and recommends that you vote as follows:

●	“FOR” the election of the nominee for director.

●	“FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

●	“FOR” the approval, on an advisory basis, of the executive compensation of the Company’s Named Executive Officers.

●	For the Company holding an advisory vote on executive compensation “EVERY YEAR.”

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

What Constitutes a Quorum for the Annual Meeting?

In order to hold the Annual Meeting, there must be a quorum. At the Annual Meeting, the presence in person (including, in the case of the virtual Annual Meeting, by remote communication) or represented by proxy, of one-third (1/3) of the voting power of our stock outstanding on the record date and entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting. Pursuant to the General Corporation Law of the State of Delaware, abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

Why is the Company Holding an Annual Meeting in virtual format?

This year’s Annual Meeting will be held in a virtual meeting format only. The virtual format provides the opportunity for participation by a broader group of our stockholders, while reducing costs associated with planning, holding and arranging logistics for in-person meeting proceedings. Hosting a virtual meeting also (i) enables increased stockholder attendance and participation because stockholders can participate equally from any location around the world, at little to no cost, and (ii) reduces the environmental impact of our Annual Meeting. You will be able to attend the Annual Meeting online and submit your questions in advance of the meeting by visiting www.proxydocs.com/GNPX. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the Securities and Exchange Commission (“SEC”), we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who Is Entitled to Vote at the Annual Meeting?

Only stockholders who owned our common stock at the close of business on April 25, 2024, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting. On this record date, there were 2,098,698 shares of our common stock outstanding and entitled to vote. Our common stock is our only outstanding class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in accordance with the time periods specified in this proxy statement and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own as of the close of business on April 25, 2024, entitles you to one vote.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy directly to us or to vote by remote communication at the Annual Meeting.

Beneficial Owner

If your shares of our common stock are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares by remote communication at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What Vote is Required to Approve Each Proposal and How are Votes Counted?” below.

How Do I Attend the Annual Meeting?

Both stockholders of record and stockholders who hold their shares in “street name” will need to register to be able to attend the Annual Meeting, vote their shares during the Annual Meeting, and submit their questions during the Annual Meeting live via the Internet by following the instructions below.

If you are a stockholder of record, you must:

●

Follow the instructions provided on your Notice card to first register at www.proxydocs.com/GNPX by 5:00 p.m. Eastern Time on June 16, 2024. You will need to enter your name, phone number, control number (included on your proxy card), and email address as part of the registration, following which you will receive an email confirming your registration.

●

On the day of the Annual Meeting, if you have properly registered, you will receive an email approximately one-hour prior to the Annual Meeting with a unique access URL. To enter the Annual Meeting, log in using the unique access URL.

●	If you wish to vote your shares electronically at the Annual Meeting, you may do so by following the instructions below.

If you are the beneficial owner of shares held in “street name”, you must:

●	Obtain a legal proxy from your broker, bank, or other nominee.

●

Register at www.proxydocs.com/GNPX by 5:00 p.m. Eastern Time on June 16, 2024. As part of the registration process you will need to enter your name, phone number, and email address, and provide a copy of the legal proxy (which can be sent via email to the address listed on the registration website), following which you will receive an email confirming your registration and your control number. Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting but you will be unable to vote your shares electronically at the Annual Meeting.

●

On the day of the Annual Meeting, if you have properly registered, you will receive an email approximately one-hour prior to the Annual Meeting with a unique access URL. To enter the Annual Meeting, log in using the unique access URL.

●	If you wish to vote your shares electronically at the Annual Meeting, you may do so by following the instructions below.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Vstock Transfer, LLC, or you have stock certificates registered in your name, you may vote:

Voting During the Annual Meeting:

●

To vote during the live webcast of the Annual Meeting, you must first register at www.proxydocs.com/GNPX. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting and to submit questions in advance of the meeting. Please be sure to follow the instructions found on your proxy card and/or voting authorization form and subsequent instructions that will be delivered to you via email.

Voting Prior to the Annual Meeting:

●

Over the Internet. You may submit your vote over the Internet at www.proxypush.com/GNPX. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 17, 2024. Have your proxy card in hand as you will be prompted to enter your control number.

●

By Mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors’ recommendations. Proxies submitted by mail must be received by the close of business on June 17, 2024 in order to ensure that your vote is counted.

●

By Telephone. To vote over the telephone, dial toll-free 866-356-9132 using any touch-tone telephone and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on June 17, 2024, to be counted. Have your proxy card in hand as you will be prompted to enter your control number.

If your shares are held in “street name” (held in the name of a bank, broker, or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	by re-voting over the Internet as instructed above;

●	by notifying our Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●	by attending the Annual Meeting and voting at the meeting. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy.

Your most current vote, whether by Internet, telephone, or proxy card is the one that will be counted. For purposes of submitting your vote over the Internet before the Annual Meeting, you may change your vote until 11:59 p.m. Eastern Time on June 17, 2024. At this deadline, the last vote submitted will be the vote that is counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under "How Do I Vote?" for each account to ensure that all of your shares are voted.

What are “broker non-votes”?

Banks, brokers and other agents acting as nominees are permitted to use discretionary voting authority to vote for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers, banks or other nominees are not permitted to use discretionary voting authority to vote for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee as to how to vote your shares, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

The election of directors (Proposal 1), the advisory vote on executive compensation (Proposal 3), and the advisory vote on how often the Company will conduct an advisory vote on executive compensation (Proposal 4) are generally considered to be “non-routine” matters and brokers, banks or other nominees are not permitted to vote on these matters if the broker, bank or other nominee has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers, banks or other nominees how they wish to vote their shares on these proposals. The proposal to approve the ratification of our independent registered public accounting firm (Proposal 2) is generally considered to be a “routine” matter, hence, a broker, bank or other nominee will have discretionary authority to vote on Proposal 2 even if it does not receive instructions from the beneficial owner. However, if Proposal 2 is deemed by the New York Stock Exchange to be a “non-routine” matter, brokers will not be permitted to vote on Proposal 2 if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Will My Shares be Voted if I Do Not Vote?

If you are the stockholder of record, your votes will not be counted if you do not vote as described above under “How Do I Vote?” above. If you are the beneficial owner of shares held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on matters that are considered to be “routine” by the New York Stock Exchange. The ratification of the appointment of our independent registered public accounting firm (Proposal 2) is generally considered to be a “routine” matter by the New York Stock Exchange but the election of directors (Proposal 1), the advisory vote on executive compensation (Proposal 3), and the advisory vote on how often the Company will conduct an advisory vote on executive compensation (Proposal 4) are generally considered “non-routine” matters.  If you are the beneficial owner of shares held in street name, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Director

Our directors are elected by a plurality, which means that the nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected up to the number of directors being elected at this meeting.  This means that the one nominee who receives the largest number of affirmative votes cast on the election of directors will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of the director. This Proposal 1 is generally considered to be a “non-routine” matter which means that banks, brokers or other nominees do not have discretionary authority to vote on this matter. As a result, abstentions and “broker non-votes” if any, will not affect the outcome of the vote on the first proposal. Holders of common stock are not entitled to cumulative voting in the election of directors.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the shares of our common stock present or represented by proxy and entitled to vote on this Proposal 2 is required to approve this Proposal 2.  This Proposal 2 is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, we do not expect that any broker non-votes will occur on this Proposal 2; however, if any broker non-votes were to occur on this Proposal 2 such broker non-votes would have the effect of votes against this Proposal 2.  Abstentions, if any, will have the effect of votes against this Proposal 2. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for 2024, the Audit Committee of our Board of Directors will reconsider its appointment.

Proposal 3:  Advisory Vote on Executive Compensation (Say-on-Pay)

With respect to Proposal 3, the affirmative vote of a majority of the shares of our common stock present or represented by proxy and entitled to vote on this Proposal 3 is required to approve this Proposal 3.  The Say-on-Pay vote on our Named Executive Officers’ compensation is advisory, and therefore not binding on the Company. Proposal 3 is generally considered to be a “non-routine” matter which means that banks, brokers or other nominees do not have discretionary authority to vote on this matter. Accordingly, broker non-votes may occur on this proposal. Abstentions, if any, and broker non-votes, if any, will have the effect of votes against this Proposal 3.

Proposal 4: Advisory Vote on Frequency of Say-on-Pay Votes (Say-on-Frequency)

With respect to Proposal 4, the affirmative vote of a majority of the shares of our common stock present or represented by proxy and entitled to vote on this Proposal 4 is required to approve any of the Say-on-Frequency choices presented to stockholders (“1 year”, “2 years” or “3 years”).  However, the Say-on-Frequency vote is advisory, and therefore not binding on the Company.  Additionally, because the advisory vote entails three choices (“1 year”, “2 years” or “3 years”) in addition to stockholders’ option to abstain from voting, it is possible that none of these choices will receive the vote of a majority of the shares of our common stock present or represented by proxy and entitled to vote on this Proposal 4.  In such case, our Board of Directors expects to be guided by the option that receives the greatest number of votes, even if that option does not receive the requisite vote of stockholders to approve such option. Proposal 4 is generally considered to be a “non-routine” matter which means that banks, brokers or other nominees do not have discretionary authority to vote on this matter. Abstentions, if any, and broker non-votes, if any, will have the effect of votes against this Proposal 4.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish final results in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Who Will Pay the Costs of Soliciting these Proxies?

We are soliciting this proxy on behalf of our Board of Directors and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, fax or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

Proposals should be addressed to:

Genprex, Inc.

Attn: Corporate Secretary

3300 Bee Cave Road, #650-227

Austin, TX 78746

PROPOSAL 1

ELECTION OF CLASS I DIRECTOR

Our Board of Directors is divided into three classes: Class I, Class II and Class III. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board of Directors presently has four members. There is one Class I director, Brent M. Longnecker, whose term of office expires in 2024. Proxies may not be voted for a greater number of persons than the one nominee, Mr. Longnecker, named in this proxy statement. Mr. Longnecker, a current director of the Company, was recommended for nomination to the Board of Directors at the Annual Meeting by the Nominating and Corporate Governance Committee of the Board of Directors. If elected at the Annual Meeting, Mr. Longnecker would serve until the 2027 annual meeting of stockholders and until his successor has been duly elected and qualified, or, if sooner, until his death, resignation or removal. It is the Company’s policy to invite directors and nominees for director to attend the Annual Meeting. Each of our directors attended our annual meeting of stockholders in June 2023.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the nominee receiving the highest number of affirmative votes will be elected. The only nominee for Class I directorship to be considered at the Annual Meeting is Mr. Longnecker. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Mr. Longnecker. If Mr. Longnecker becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Company. Mr. Longnecker has agreed to serve if elected. The Company’s management has no reason to believe that Mr. Longnecker will be unable to serve.

Nominees

The Nominating and Corporate Governance Committee seeks to assemble a Board of Directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board of Directors’ overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board of Directors. The biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Corporate Governance Committee to believe that that nominee should continue to serve on the Board of Directors. However, each member of the Nominating and Corporate Governance Committee may have a variety of reasons why he believes a particular person would be an appropriate nominee for the Board of Directors, and these views may differ from the views of other members.

Nominee for Election for a Three-Year Term Expiring at the 2027 Annual Meeting

Brent M. Longnecker, 67, has served as a member of our Board since March 18, 2020. Since January 2021, Mr. Longnecker has been the Chairman and Chief Executive Officer of 1 Reputation, a strategy, executive compensation, and corporate governance consulting firm. From August 2003 to February 2022, Mr. Longnecker was Founder & CEO of Longnecker & Associates.  From June 1999 to August 2003, Mr. Longnecker served as President of Resources Consulting Group, and Executive Vice President of Resources Connection. Mr. Longnecker has over 36 years of consulting experience, including as National Partner-In-Charge for the Performance Management and Compensation Consulting Practice of Deloitte & Touche and as partner at KPMG Peat Marwick. Mr. Longnecker has worked with companies globally including the industries of high tech, finance, service, manufacturing and more. He is a Board Fellow with the NACD and is a past board member. Mr. Longnecker holds Bachelor of Business Administration and MBA degrees from the University of Houston. He is a prolific author about executive compensation and corporate governance.

Our Nominating and Corporate Governance Committee and Board of Directors believe that Mr. Longnecker’s more than 36 years of experience in corporate governance, executive compensation, and risk management consulting for public, private, and non-profit organizations, and his deep expertise in healthcare, energy, real estate, manufacturing, and financial companies, makes him a valuable member of our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF BRENT M. LONGNECKER AS THE CLASS I DIRECTOR.

Class II Director Continuing in Office Until the 2025 Annual Meeting

William (“Will”) R. Wilson, Jr., 74, has served as a member of our Board of Directors since March 18, 2020. Since January 2006, he has served as Chairman, President and Chief Executive Officer of Wilson Land & Cattle Co., an investment company. Mr. Wilson has more than 40 years of legal experience in health care regulation, biotechnology, clinical trial management, nursing home licensing and regulation, physician accreditation, securities, corporate governance, contractual and other legal matters. Mr. Wilson is a member of the State Bar of Texas and has been admitted to practice before the United States District Court for the Western District of Texas. Mr. Wilson previously served as Judge of the 250th District Court of Travis County, Texas, where he presided over civil litigation, and as Assistant District Attorney for Dallas County, Texas. Mr. Wilson holds a Bachelor of Arts degree from Vanderbilt University and a JD degree from Southern Methodist University.

Our Nominating and Corporate Governance Committee and Board of Directors believe that Mr. Wilson’s more than 40 years of experience as an attorney in fields related to our business, and as an investor, makes him a valuable member of our Board of Directors.

Class III Directors Continuing in Office Until the 2026 Annual Meeting

Jose Antonio Moreno Toscano, 51, has served as a member of our Board of Directors since March 18, 2020. Since April 2018, Mr. Moreno Toscano has been Chief Executive Officer of LFB USA Inc., the US subsidiary of LFB Group, a global integrated biopharmaceutical company dedicated to developing innovative products through recombinant, plasma derived and cell therapy technology. From July 2017 to March 2018, Mr. Moreno Toscano served as President of Safe Harbor Compliance and Clinical Services, an integrated health care services provider dedicated to providing specialty pharmaceuticals and ancillary services in primary care offices. From July 2016 to September 2018, he also served as a member of the board of directors. From March 2016 to March 2017, Mr. Moreno Toscano served as CEO, Americas, for Kompan Inc., a US subsidiary of Kompan A/S, a world leader in playground equipment. From March 2006 to March 2016, Mr. Moreno Toscano served as President of ALK-Abello Inc., a US subsidiary of ALK-Abello A/S, a pharmaceutical company that is a world leader in allergy immunotherapy. Prior to ALK-Abello, he was the Chief Financial Officer of Applus A/S, a market leader in automotive inspection services, and prior to Applus, he held several positions at Christian Hansen Holding A/S, a global leader in pharmaceutical manufacturing and producer of natural ingredients for the food, beverage, dietary supplement and agricultural industries. Mr. Moreno Toscano holds a Master’s Degree in Law from the Universidad de Murcia in Spain and an MBA in International Finance and Strategy from the Ecole Nationale des Ponts et Chaussees in Paris. Mr. Moreno Toscano holds the National Association of Corporate Directors (NACD) Directorship CertificationTM.

Our Nominating and Corporate Governance Committee and Board of Directors believe that Mr. Moreno Toscano’s more than 20 years of experience in the pharmaceutical and biotechnology industries, building, developing and transforming organizations, and successful track record of identifying and capitalizing on opportunities to drive exponential revenue growth and market expansion, revitalizing underperforming operations and establishing foundations for successful start-up operations, as well as his experience in strategic planning, corporate restructuring, business development, mergers and acquisitions, investor relations, and general management, makes him a valuable member of our Board of Directors.

J. Rodney Varner, 67, is a co-founder of Genprex and has served as our Chief Executive Officer and as a member of our Board of Directors and as Chairman of our Board of Directors since August 2012. Mr. Varner also served as our President from August 2012 until April 10, 2018, and as our Secretary from August 2012 to June 2021. Mr. Varner was again appointed President on August 10, 2020, and currently serves as our President. Mr. Varner has more than 35 years of legal experience with large and small law firms, and as outside general counsel of a Nasdaq listed company. Mr. Varner has represented for-profit and non-profit companies at the board or senior management levels in a wide variety of contractual, business, tax and securities matters, including technology transfers, licensing, collaboration and research agreements, clinical trial contracts, pharmaceutical and biologics manufacturing and process development contracts, state and federal grants, including NIH and SBA grants, corporate governance and fiduciary issues, and real estate matters. Mr. Varner served as counsel in company formation, mergers and acquisitions, capital raising, other business transactions, protection of trade secrets and other intellectual property, real estate, and business litigation. Mr. Varner is a member of the State Bar of Texas and has been admitted to practice before the United States Court of Appeals for the Fifth Circuit and the United States Tax Court. Mr. Varner holds a Bachelor of Business Administration degree, with high honors, from Texas A&M University and a JD degree from The University of Texas School of Law.

Our Nominating and Corporate Governance Committee and Board of Directors believe that Mr. Varner’s broad legal experience, as well as his position of Chief Executive Officer of the Company, qualifies him to serve as a member of our Board of Directors.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

Under the listing requirements and rules of The Nasdaq Capital Market, independent directors must constitute a majority of a listed company’s board of directors. In addition, the rules of The Nasdaq Capital Market require that each member of a listed company’s audit, compensation and nominating and governance committee be independent. Under the rules of The Nasdaq Capital Market, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), or Rule 10A-3. To be considered independent for purposes of Rule 10A-3, a member of an audit committee may not, other than in his or her capacity as a member of a company’s audit committee, the company’s board of directors or any other board of directors committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that, other than J. Rodney Varner, our CEO and Chairman of the Board of Directors, each of our directors does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the listing requirements and rules of The Nasdaq Capital Market and under the applicable rules and regulations of the SEC. In making this determination, our Board of Directors considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Board of Director Composition

Our Board of Directors is currently composed of four directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal. We have no formal policy regarding diversity of our Board of Directors. Our priority in selection of members of our Board of Directors is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board of Directors members, knowledge of our business and understanding of the competitive landscape.

Board of Directors Leadership Structure

Our Chief Executive Officer, J. Rodney Varner, also currently serves as the Chairman of our Board of Directors. The Board of Directors does not currently have a lead independent director. We believe that the leadership structure of our Board of Directors is appropriate at the present time, in light of the small size of our Board of Directors. We believe that the fact that three of the four members of the Board of Directors are independent reinforces the independence of the Board of Directors in its oversight of our business and affairs and provides for objective evaluation and oversight of management’s performance, as well as management accountability. In addition, we have a separate chair for each committee of the Board of Directors. The chair of each committee is expected to report to the Board of Directors from time to time, or whenever so requested by the Board of Directors, on the activities of his committee.

Role of the Board of Directors in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and other reports filed with the SEC. The Audit Committee of our Board of Directors is primarily responsible for overseeing our risk management processes on behalf of our Board of Directors. The Audit Committee receives reports from management regarding our assessment of risks. In addition, the Audit Committee reports regularly to our Board of Directors, which also considers our risk profile. The Audit Committee and our Board of Directors focus on the most significant risks we face and our general risk management strategies. Our Board of Directors is responsible for the oversight of our cybersecurity risk management.  Our Board of Directors delegates oversight of the cybersecurity risk management program to our Audit Committee and our Audit Committee updates our Board of Directors on our cybersecurity risk management program, including any critical cybersecurity risks, ongoing cybersecurity initiatives and strategies, and applicable regulatory requirements and industry standards on an annual and as-needed basis. While our Board of Directors oversees our risk management, management is responsible for day-to-day risk management team processes. Our Board of Directors believes that full and open communication between management and our Board of Directors is essential for effective risk management and oversight.

Meetings of the Board of Directors

The Board of Directors met 5 times in 2023. All directors attended at least 75% of the meetings (i) of the Board of Directors during 2023, and (ii) of all committees of our Board of Directors on which the director served. We do not have a formal policy requiring members of the Board of Directors to attend our annual meetings. Our last annual meeting of stockholders was held on June 27, 2023. All of our directors serving at the time attended last year’s annual meeting.

Board Diversity Matrix (As of April 29, 2024)

Board Size:
Total Number of Directors: 4

Part I: Gender Identity:	Male	Female	Non-Binary	Gender Undisclosed
Directors	4

Part II: Demographic Background:
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx	1
Native Hawaiian or Pacific Islander
White	3
Two or More Races or Ethnicities
LGBTQ+
Undisclosed

To see our Board Diversity Matrix as of April 28, 2023, please see our Definitive Proxy Statement for our 2023 Annual Meeting of Stockholders filed with the SEC on April 28, 2023.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board of Directors may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Audit Committee

Our Audit Committee currently consists of Brent M. Longnecker, Jose Antonio Moreno Toscano and Will R. Wilson, Jr., each of whom is “independent” as that term is defined under applicable SEC rules and the NASDAQ listing standards.  Mr. Moreno Toscano has served as the chair of the Audit Committee since July 24, 2020. Our Board of Directors has determined that each of Mr.  Longnecker and Mr. Moreno Toscano is an “audit committee financial expert” as that term is defined by applicable SEC rules, and that each qualifies as a financially sophisticated audit committee member under the listing standards of The Nasdaq Capital Market. Our Board of Directors made a qualitative assessment of each of Mr. Longnecker’s, Mr. Moreno Toscano’s and Mr. Wilson’s level of knowledge and experience based on a number of factors, including each of their formal educations, experience in finance and other areas and business acumen. The Board of Directors has adopted a written Charter of the Audit Committee that is available to stockholders on our website at www.genprex.com/investors/corporate-governance. The information on our website is not incorporated by reference into this proxy statement or our Annual Report on Form 10-K for the year ended December 31, 2023. The Audit Committee met seven times during the year ended December 31, 2023.

The responsibilities of our Audit Committee include:

●	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

●	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

●	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

●	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

●	discussing our risk management policies;

●	reviewing and approving or ratifying any related person transactions; and

●	preparing the Audit Committee report required by SEC rules.

Report of the Audit Committee of the Board of Directors

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate by reference future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)).

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023, with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for the filing with the SEC.

The Audit Committee of the Board of Directors of Genprex, Inc. Jose Antonio Moreno Toscano, Chair Brent M. Longnecker Will R. Wilson, Jr.

Compensation Committee

Our Compensation Committee currently consists of Brent M. Longnecker, Jose Antonio Moreno Toscano and Will R. Wilson, Jr., each of whom is “independent” as that term is defined under applicable SEC rules and NASDAQ listing standards. Mr. Longnecker has served as the chair of our Compensation Committee since July 24, 2020. The Board of Directors has adopted a written Charter of the Compensation Committee that is available to stockholders on our website at www.genprex.com/investors/corporate-governance. The Compensation Committee met two times during the year ended December 31, 2023.

The responsibilities of our Compensation Committee include:

●

reviewing and approving (or, if it deems appropriate, making recommendations to the Board of Directors regarding) corporate performance goals and objectives, which shall support and reinforce the Company’s long-term strategic goals, relevant to the Company’s compensation plans and programs;

●

evaluating (including, if it deems appropriate, with the input of some or all of the other members of the Board of Directors) risks associated with and potential consequences of the Company’s compensation policies and practices;

●	reviewing and approving, or recommending that our Board approve, the compensation of our chief executive officer and our other executive officers;

●	reviewing and recommending to our Board the compensation of our directors;

●	selecting independent compensation consultants and advisers and assessing whether there are any conflicts of interest with any of the committee’s compensation advisers; and

●	reviewing and approving, or recommending that our Board of Directors approve, incentive compensation and equity plans.

Compensation Committee Processes and Procedures

The Compensation Committee discusses and makes recommendations to the Board of Directors for annual compensation adjustments, annual bonuses, annual equity awards, and performance goals and objectives for our executive officers. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which makes recommendations to the Board of Directors regarding any adjustments to his compensation as well as awards to be granted. The Chief Executive Officer does not participate in, and is not present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. For all compensation matters, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, compensation data from comparative companies, compensation surveys, and recommendations of any compensation consultant, if applicable.

In addition, under its Charter, the Compensation Committee has the authority (i) to obtain, at the expense of the Company, advice and assistance from, and shall have sole authority to retain and terminate, any external legal, accounting or other advisers and consultants, including any compensation consultant, to assist in the evaluation of director, chief executive officer or senior executive compensation (each an “Advisor”); (ii) appoint, compensate and oversee the work of any such Advisor, and such Advisor shall report directly, and be accountable, to the Compensation Committee; and (iii) form and delegate authority to subcommittees as appropriate, including, but not limited to, a subcommittee composed of one or more members of the Board of Directors to grant stock awards under the Company’s equity incentive plans to persons who are not (a) “Covered Employees” under Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”); (b) individuals with respect to whom the Company wishes to comply with Section 162(m) of the Code or (c) then subject to Section 16 of the Exchange Act. The Compensation Committee is required to evaluate the independence of any compensation consultant it engages based on the six factors for assessing independence and identifying potential conflicts of interest that are set forth in Exchange Act Rule 10C-1(b)(4), Rule 5605(d)(3)(D) of the NASDAQ Marketplace Rules, and such other factors as are deemed relevant under the circumstances.

In 2023, after taking into account the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged Aon Radford as its compensation consultant. Aon Radford was retained to provide an assessment of the Company’s executive and director compensation programs in comparison to executive and director compensation programs at selected publicly-traded peer companies. As part of its engagement, Aon Radford made recommendations to Compensation Committee regarding the peer group of comparative companies and performed analyses of executive and director compensation levels for that group.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Brent M. Longnecker, Jose Antonio Moreno Toscano and Will R. Wilson, Jr., each of whom is “independent” as that term is defined under applicable SEC rules and NASDAQ listing standards.  Mr. Longnecker has served as the chair of the Nominating and Corporate Governance Committee since July 24, 2020. The Board of Directors has adopted a written Charter of the Nominating and Corporate Governance Committee that is available to stockholders on our website at www.genprex.com/investors/corporate-governance. The Nominating and Corporate Governance Committee met one times during the year ended December 31, 2023.

The responsibilities of our Nominating and Corporate Governance Committee include:

●	identifying individuals qualified to become members of our Board of Directors;

●	recommending to our Board of Directors the persons to be nominated for election as directors and for appointment to each of the Board of Directors’ committees;

●	reviewing and making recommendations to our Board of Directors with respect to management succession planning;

●	developing and recommending to our Board of Directors corporate governance principles; and

●	overseeing a periodic evaluation of our Board of Directors.

The Nominating and Corporate Governance Committee does not set specific criteria for directors, but seeks individuals who have the ability to read and understand basic financial statements, the highest personal integrity and ethics, relevant expertise upon which to be able to offer advice and guidance to management, sufficient time to devote to the affairs of the Company, the ability to exercise sound business judgment and the commitment to rigorously represent the long-term interests of the Company’s stockholders. The Nominating and Corporate Governance Committee may modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills and such other factors as it deems appropriate to maintain a balance of knowledge, experience and capability.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: c/o Genprex, Inc., 3300 Bee Cave Road, #650-227, Austin, TX 78746, Attn: Secretary, in accordance with the timeline set forth and other applicable requirements referenced in the “Stockholder Proposals” below.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has adopted a formal process by which stockholders may communicate with the Board of Directors or any of its directors. Stockholders who wish to communicate with the Board of Directors may do so by sending written communications addressed to the Secretary of Genprex, Inc., 3300 Bee Cave Road, #650-227, Austin, TX 78746. These communications will be reviewed by the Secretary of Genprex, who will determine whether the communication is appropriate for presentation to the Board of Directors or the relevant director. The purpose of this screening is to allow the Board of Directors to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

ETHICS CODE

We have adopted a written Code of Business Conduct and Ethics, or Ethics Code, that applies to all of our officers, directors and employees. The Ethics Code is available on our website at www.genprex.com/investors/corporate-governance. If we make any substantive amendments to the Ethics Code or grant any waiver from a provision of the Ethics Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website and/or in our public filings with the SEC.

PROPOSAL 2

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. As previously disclosed in our Current Report on Form 8-K filed with the SEC on March 6, 2023, as amended by the Current Report on Form 8-K/A filed with the SEC on April 27, 2023, CohnReznick LLP (“CohnReznick”) completed a business combination transaction with Daszkal Bolton, LLP (“Daszkal”). As a result of this transaction, Daszkal resigned as the Company’s independent registered public accounting firm following the Company filing of its annual report on Form 10-K for the year ended December 31, 2022. On April 24, 2023, Daszkal affirmed to us that it had resigned as our independent registered public accounting firm and upon the approval of the Audit Committee, we engaged CohnReznick as our independent registered public accounting firm. As previously disclosed in our Current Report on Form 8-K filed with the SEC on July 14, 2023, as amended by the Current Report on form 8-K/A filed with the SEC on August 21, 2023, CohnReznick notified us on July 10, 2023 of its decision to resign as our independent registered public accounting firm effective upon the filing of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 due to resource constraints. On August 21, 2023, CohnReznick confirmed to us that it had resigned as our independent registered public accounting firm and upon the approval of the Audit Committee, we engaged Withum as our new independent registered public accounting firm on September 22, 2023 as previously disclosed in our Current Report on Form 8-K filed with the SEC on September 25, 2023. Representatives of Withum will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Withum served as our independent registered public accounting firm for the fiscal year ended December 31, 2023.  Daszkal’s and Withum’s reports on our financial statements for the fiscal years ended December 31, 2022 and 2023, respectively, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during our two most recent fiscal years ended December 31, 2022 and 2023, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between us and Daszkal and/or Withum, respectively, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Daszkal’s or Withum’s satisfaction, would have caused Daszkal or Withum to make reference to the subject matter of disagreement in connection with its reports on our consolidated financial statements for such years; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During our two most recent fiscal years ended December 31, 2022 and 2023, and the subsequent interim period through the date of the respective engagements, we did not consult with either CohnReznick or Withum regarding either of the following: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and CohnReznick and Withum did not provide a written report or oral advice on any accounting, auditing or financial reporting issue that CohnReznick or Withum concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Neither our Amended and Restated Bylaws, as amended, nor other governing documents or law require stockholder ratification of the selection of Withum as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Withum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Withum.

Principal Accountant Fees and Services

The following table sets forth the fees billed and billable by Daszkal and CohnReznick for audit, audit-related, tax and all other services rendered for 2023 and 2022:

Fee Category	2023	2022
Audit Fees	$76,500	$107,480
Audit-Related Fees	-	-
Tax Fees	4,775	4,150
All Other Fees	-	-
Total Fees	$81,275	$111,630

The following table sets forth the fees billed and billable by Withum for audit, audit-related, tax and all other services rendered for 2023:

Fee Category	2023
Audit Fees	$44,420
Audit-Related Fees	-
Tax Fees	-
All Other Fees	-
Total Fees	$44,420

Audit Fees.    Audit fees consist of fees billed for the audit of our annual consolidated financial statements and the review of the interim condensed consolidated financial statements, and accounting services that are provided in connection with registration statements, including the registration statements for our registered direct offerings.

Audit-Related Fees.    For the years ended December 31, 2023 and 2022, the Company was not billed by Daszkal, CohnReznick or Withum for any audit-related services (defined as services which are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under the caption “Audit Fees” above).

Tax Fees.       Tax fees consist of aggregate fees for tax compliance and tax advice, including the review and preparation of our income tax returns for various jurisdictions.

All Other Fees.  Other fees consist of fees billed for products and services provided other than the services reported in the categories above.

The Audit Committee pre-approved all services performed.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Withum. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service.

The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Withum is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF WITHUMSMITH+BROWN, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

EXECUTIVE OFFICERS

J. Rodney Varner, 67, has served as our Chief Executive Officer since 2012. For Mr. Varner’s biography, please see the section above entitled “Class III Directors Continuing in Office Until the 2026 Annual Meeting.”

Ryan M. Confer, 42, has served as our Chief Financial Officer since September 2016. From December 2013 through September 2016, he served as our Chief Operating and Financial Officer, and from June 2011 to December 2013 as our Business Manager. Mr. Confer has served us in a variety of strategic, operations, and finance capacities since our inception in 2009 both as a consultant through his own firm, Confer Capital, Inc., and as an employee. Mr. Confer has over 10 years of entrepreneurial and executive experience in planning, launching, developing, and growing emerging technology companies. He has served in c-level and vice president roles for non-profit and for-profit entities since 2008. Most notably, Mr. Confer served as Vice President of Customer Experience and then later as Vice President of Strategy for KaiNexus Inc., an emerging technology company that develops continuous improvement software. Prior to his entrepreneurial experience, Mr. Confer served as a business development consultant for the University of Texas at Austin’s IC2 Institute, an international think tank and incubator, where he focused on evaluating the commercialization potential of nascent technologies in emerging growth markets. Mr. Confer holds a BS in finance and legal studies from Bloomsburg University of Pennsylvania and an MS in technology commercialization from the McCombs School of Business at the University of Texas at Austin.

Mark S. Berger, M.D., 69, has served as our Chief Medical Officer since September 27, 2021.  In this role, Dr. Berger serves as a member of our executive leadership team and oversees our pipeline of clinical development programs.  Previously, Dr. Berger served as Chief Medical Officer of Actinium Pharmaceuticals, Inc., a clinical-stage biopharmaceutical company, from January 2017 to September 2021. Prior to joining Actinium Pharmaceuticals, Inc., Dr. Berger served as Senior Vice President of Clinical Research at Kadmon Corporation, from September 2013 to January 2017. Dr. Berger has also served in various other capacities including Chief Medical Officer of Deciphera Pharmaceuticals; Vice President of Clinical Development of Gemin X Pharmaceuticals; Group Director of GlaxoSmithKline; and Senior Director of Wyeth Research. Dr. Berger holds a B.A. in Biology from Wesleyan University and an M.D. from the University of Virginia School of Medicine. He completed his Hematology/Oncology fellowship at the University of Pennsylvania, where he was an Assistant Professor of Medicine, and also served as a Research Fellow at the Ludwig Institute for Cancer Research and the Imperial Cancer Research Fund, both in London.  Dr. Berger is board certified in internal medicine, hematology and medical oncology.

Catherine Vaczy served as our Executive Vice President, General Counsel and Chief Strategy Officer until February 4, 2024, on which date her employment with the Company terminated.  Ms. Vaczy is one of our Named Executive Officers for 2023.

Family Relationships

There are no family relationships between any of our current or former directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including our directors, pursuant to which the officer was selected to serve as an officer.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information available to us with respect to the beneficial ownership of our common stock as of April 25, 2024 (unless otherwise noted) by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

●	each of our directors;

●	each of our Named Executive Officers; and

●	all of our current executive officers and directors as a group.

The table lists applicable percentage ownership based on 2,098,698 shares of common stock outstanding as of April 25, 2024. Options and warrants to purchase shares of our common stock that are exercisable as of April 25, 2024, or within 60 days of April 25, 2024, and restricted stock units (“RSUs”) that are vested as of April 25, 2024, or within 60 days of April 25, 2024 (unless otherwise noted), are deemed to be beneficially owned by the persons holding these options for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Genprex, Inc., 3300 Bee Cave Road, #650-227, Austin, TX 78746.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Directors and Named Executive Officers
J. Rodney Varner	109,773	(1)	5.47%
Catherine M. Vaczy	22,750	(2)	1.07%
Mark S. Berger	12,831	(3)	*
Brent M. Longnecker	8,212	(4)	*
Jose Antonio Moreno Toscano	7,337	(5)	*
William R. Wilson, Jr.	7,337	(6)	*
All current executive officers and directors as a group (6 persons)	191,621	(7)	8.47%

*	Represents beneficial ownership of less than 1%.

(1)

Represents (i) 18,540 shares of common stock held by J. Rodney Varner, (ii) 520 shares of common stock held by Alizzita Ltd. and (iii) 90,713 shares of common stock issuable upon exercise of options held by J. Rodney Varner. J. Rodney Varner is the Manager of Alizzita Ltd. and in such capacities has voting and dipositive power over the securities held by such entity.

(2)

Represents (i) 500 shares of common stock held by Catherine M. Vaczy and (ii) 22,250 shares of common stock issuable upon exercise of options, as of February 4, 2024 (the date on which Ms. Vaczy’s employment with the Company terminated), with the applicable percentage ownership based on the shares of common stock outstanding as of April 25, 2024 as noted above.  Ms. Vaczy was our Executive Vice President, General Counsel and Chief Strategy Officer until February 4, 2024.

(3)	Represents (i) 1,744 shares of common stock held by Mark S. Berger and (ii) 11,087 shares of common stock issuable upon exercise of options.

(4)

Represents (i) 375 shares of common stock held by Brent M. Longnecker, (ii) 500 shares of common stock held by Longnecker Associates Ltd., (iii) 3,095 of common stock pursuant to an RSU award, which will vest within 60 days of April 25, 2024 and (iii) 4,242 shares of common stock issuable upon exercise of options.

(5)	Represents (i) 3,095 shares of common stock pursuant to an RSU award, which will vest within 60 days of April 25, 2024 and (ii) 4,242 shares of common stock issuable upon exercise of options.

(6)	Represents (i) 3,095 shares of common stock pursuant to an RSU award, which will vest within 60 days of April 25, 2024 and (ii) 4,242 shares of common stock issuable upon exercise of options.

(7)

Represents (i) an aggregate of 28,380 shares of common stock, (ii) 9,285 of common stock pursuant to RSU awards, which will vest within 60 days of April 25, 2024 and (iii) an aggregate of 153,956 shares of common stock issuable upon exercise of options, in each case held by our current executive officers and directors.

EXECUTIVE OFFICER COMPENSATION

The following is a discussion of compensation arrangements of our named executive officers (the “Named Executive Officers”). As a smaller reporting company, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.

Our Named Executive Officers for the year ended December 31, 2023, include our principal executive officer and the next two most highly compensated executive officers during the year ended December 31, 2023. Our Named Executive Officers for the year ended December 31, 2023 are J. Rodney Varner, Mark. S Berger and Catherine M. Vaczy.  Ms. Vaczy served as our Executive Vice President, General Counsel and Chief Strategy Officer until February 4, 2024, on which date her employment with the Company terminated.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
J. Rodney Varner	2023	$583,775	$0	$1,068,750	$28,433	$1,680,958
President & Chief Executive Officer	2022	$557,000	$282,000	$1,645,425	$47,974	$2,532,400
Mark S. Berger	2023	$484,156	$0	$418,950	$44,001	$947,107
Chief Medical Officer	2022	$467,231	$187,120	$152,964	$63,421	$870,735
Catherine M. Vaczy	2023	$478,187	$0	$418,950	$36,140	$933,278
Former Executive Vice President, General Counsel & Chief Strategy Officer	2022	$458,500	$184,800	$503,425	$61,635	$1,208,360

(1)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the RSUs and/or stock option awards granted during 2023 and 2022, respectively. These amounts have been computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are described in Note 4 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. These amounts do not reflect the actual economic value that will be realized by the Named Executive Officer upon the vesting of the stock options or RSUs, the exercise of the stock options, or the sale of the common stock underlying such stock options and/or RSUs.

(2)

This column reflects medical and term life insurance premiums paid by us on behalf of each of the Named Executive Officers. The insurance benefits are provided to the Named Executive Officers on the same terms as provided to all of our regular full-time employees. This column also reflects Company matching contributions under the 401(k) plan and certain home office allowances, including internet/IT and/or home office furniture and equipment stipends. For more information regarding these benefits, see below under “—Perquisites, Health, Welfare and Retirement Benefits.” For Ms. Vaczy, this column also includes costs associated with maintaining membership at a NYC-based private club.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees and consultants, including our Named Executive Officers. The Board of Directors is responsible for approving equity grants. RSUs and stock options were the two forms of equity awards we granted to our Named Executive Officers in 2023 and 2022, respectively. In connection with his commencement of employment, Dr. Berger received an inducement option award in September 2021. Historically, stock options were the only form of equity award we granted to our employees, Board of Directors and/or consultants but in February 2023, the Board of Directors approved the recommendation of the Compensation Committee and its third-party compensation consultant to authorize and approve RSUs grants as another form of equity award to be granted to employees, including our Named Executive Officers.

We have historically used stock options as an incentive for long-term compensation to our Named Executive Officers because they are able to profit from stock options only if our stock price increases relative to the stock option’s exercise price, which exercise price is set at no less than the fair market value of our common stock on the date of grant. In addition, commencing in 2023, we began granting RSU awards that vest over time. The value of these awards depends entirely on the value of our common stock. RSU ownership, together with the shares of our common stock that our Named Executive Officers otherwise own as reflected elsewhere in this Proxy Statement, incentivize them to build long-term value for the benefit of our stockholders. We may grant equity awards at such times as our Board of Directors determines appropriate. Our executives generally are awarded an initial grant in the form of a stock option in connection with their commencement of employment with us. Additional grants of RSUs and/or stock options may be made periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.

Prior to the initial public offering of our common stock, we granted all stock options pursuant to our 2009 Equity Incentive Plan. Following our initial public offering, we have granted and will grant equity incentive awards under the terms of our 2018 Equity Incentive Plan (the “2018 Plan”). All options are granted with an exercise price per share that is no less than the fair market value of our common stock on the date of grant of such award. Our stock option awards generally vest over a three-year period and may be subject to acceleration of vesting and exercisability under certain termination and change in control events. See “—Outstanding Equity Awards at Fiscal Year-End.”

On February 18, 2023 (the “Grant Date”), the Board of Directors granted (i) 15,625 RSUs to Mr. Varner, (ii) 6,125 RSUs to Dr. Berger, and (iii) 6,125 RSUs to Ms. Vaczy. Each of these RSU grants were pursuant to the 2018 Plan. One half (50%) of the RSUs granted to each of Mr. Varner, Dr. Berger, and Ms. Vaczy vested on February 18, 2024, the first anniversary of the Grant Date, and the remaining one half (50%) of the RSUs will vest on the second anniversary of the Grant Date.  Vested RSUs are paid in shares of the Company’s common stock on a one-to-one basis.  Ms. Vaczy’s employment with the Company terminated on February 4, 2024.  We are currently in discussions with Ms. Vaczy related to the terms of a potential separation agreement.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2023.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans, excluding securities reflected in column (a) (c) (1)
Equity compensation plans approved by security holders:	260,466	$123.65	16,888
Equity compensation plans not approved by security holders (2):	371,857	$60.34	-
Total	632,323		16,888

(1)

Includes the 2018 Plan, the 2009 Plan and our 2018 Employee Stock Purchase Plan (the “ESPP”). An aggregate of 5,202 shares under column (c) have been reserved for issuance under the ESPP as of December 31, 2023; however, the Company has not conducted any offerings under the ESPP and does not intend to do so until approved by the Board of Directors.

(2)

Consists of inducement options issued in connection with the hiring of new executives and warrants issued to providers of consulting services to us. Pursuant to agreements entered into with other providers of consulting services to us, we issued an aggregate of 500 shares of our common stock in 2023. Pursuant to these agreements, we are obligated to issue to these providers of consulting services additional shares of our common stock, as follows: 5,000 shares per calendar quarter to one provider and 6,250 shares in 2024 to a second provider in connection with the resumption of services with that provider.

Agreements with Named Executive Officers

Employment Agreement with J. Rodney Varner

In April 2018, we entered into an employment agreement with Mr. Varner, our Chief Executive Officer. Mr. Varner’s employment under the agreement is at will and may be terminated at any time by us or by him. Under the terms of the agreement, Mr. Varner was initially entitled to receive an annual base salary of $350,000. The agreement provides that the Company may pay Mr. Varner an annual cash bonus in an amount in an amount and upon such terms as shall be determined by our Board of Directors and that the Company may grant stock options or other forms of equity to Mr. Varner under the 2018 Plan as determined by our Board of Directors in its sole discretion.

The agreement provides that during the term of Mr. Varner’s employment with us and for one year after the termination of his employment, Mr. Varner will not encourage any of our employees or consultants to leave Genprex and will not compete or assist others to compete with us.

If, prior to a change of control, we terminate Mr. Varner’s employment without cause or if Mr. Varner resigns for good reason, and Mr. Varner delivers to us a signed settlement agreement and general release of claims, we are obligated to pay Mr. Varner: (i) a severance payment equal to 18 months of Mr. Varner’s base salary then in effect; (ii) a payment equal to Mr. Varner’s then applicable annual target bonus, calculated at full attainment; (iii) reimbursement of COBRA premium payments made by Mr. Varner for the 12 months following such termination; and (iv) acceleration as to 100% of Mr. Varner’s unvested equity awards from us, subject in the case of (i) and (ii) to our having at least $5 million in cash or cash equivalents and a net worth of at least $5 million on the date of termination.

If, within 12 months following a change of control, Mr. Varner’s employment is terminated without cause or Mr. Varner resigns for good reason, and he delivers to us a signed settlement agreement and general release of claims, we are obligated to pay Mr. Varner: (i) a severance payment equal to 18 months of Mr. Varner’s base salary then in effect; (ii) a payment equal to Mr. Varner’s then applicable target bonus for 18 months, calculated at full attainment; (iii) reimbursement of COBRA premium payments made by Mr. Varner for the 18 months following such termination; and (iv) acceleration as to 100% of Mr. Varner’s unvested equity awards from us, subject in the case of (i) and (ii) to our having at least $5 million in cash or cash equivalents and a net worth of at least $5 million on the date of termination.

For the purposes of Mr. Varner’s employment agreement, “cause” means the occurrence of any of the following events: (i) a determination by our Board of Directors that Mr. Varner’s performance is unsatisfactory after there has been delivered to him a written demand for performance which describes the specific deficiencies in his performance and the specific manner in which his performance must be improved, and which provides 30 business days from the date of notice to remedy such performance deficiencies; (ii) Mr. Varner’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude which our Board of Directors reasonably finds has had or will have a detrimental effect on our reputation or business; (iii) Mr. Varner’s engaging in an act of gross negligence or willful misconduct in the performance of his employment obligations and duties that materially harms us; (iv) Mr. Varner’s committing an act of fraud against, material misconduct or willful misappropriation of property belonging to us; or (v) Mr. Varner’s material breach of his confidentiality, invention assignment and noncompetition agreement with us or of any other unauthorized misuse of our trade secrets or proprietary information.

For purposes of Mr. Varner’s employment agreement, “good reason” means the occurrence of any of the following taken without Mr. Varner’s written consent and conditioned on (a) his providing us with notice of the basis for such resignation for good reason, (b) our failure to cure the event constituting good reason within 30 days after notice and (c) his termination of his employment within 30 days following the expiration of the cure period: (i) a material change in Mr. Varner’s position, titles, offices or duties; (ii) an assignment of any significant duties to Mr. Varner that are inconsistent with his positions or offices held under his employment agreement; (iii) a decrease in Mr. Varner’s then current annual base salary by more than 10% (other than in connection with a general decrease in the salary of all of our other similarly situated employees); or (iv) the relocation of Mr. Varner to a facility or a location more than 50 miles from his then current location.

Offer Letter with Dr. Mark S. Berger

On September 9, 2021, we entered into an offer letter agreement with Dr. Berger (the “Offer Letter Agreement”), our Chief Medical Officer. Dr. Berger’s employment under the offer letter is at will and may be terminated at any time by us or by him. Under the terms of the offer letter, Dr. Berger was initially entitled to receive an annual base salary of $450,000. Dr. Berger received a one-time sign-on bonus of $25,000 and may also be entitled to receive an annual incentive bonus, of up to 40% of Dr. Berger’s annual base salary, based upon the achievement of objective or subjective criteria established by the Company’s CEO and approved by our Board of Directors.

If we terminate Dr. Berger’s employment without cause, and Dr. Berger returns all Company property and delivers to us a signed settlement agreement and general release of claims, we are obligated to pay Dr. Berger: (i) a severance payment equal to six months of Dr. Berger’s base salary then in effect; and (ii) continuation of group health benefits to the extent authorized by and consistent with COBRA and with the cost of the regular payment for such benefits shared in the same relative proportion by the Company and Dr. Berger for the six months following such termination (or such earlier time as Dr. Berger becomes eligible for health benefits through another employer).

For the purposes of Dr. Berger’s offer letter, “cause” means the occurrence of any of the following events by Dr. Berger: (i) unauthorized use or disclosure of the Company’s confidential information or trade secrets, which use or disclosure may cause material harm to the Company, (ii) material breach of any agreement between Dr. Berger and the Company, (iii) material failure to comply with the Company’s written policies or rules, (iv) conviction of, or plea of “guilty” or “no contest” to a felony under the laws of the United States or any State, (v) gross negligence or willful misconduct, (vi) continuing failure to perform assigned duties after receiving written notification of the failure, or (vii) failure to cooperate in good faith with a government or internal investigation of the Company or its directors, officers or employees, if the Company has requested Dr. Berger’s cooperation.

In connection with the Offer Letter Agreement, Dr. Berger and the Company also entered into the Company’s standard Confidential Information, Assignment of Inventions and Non-Compete Agreement, which prohibits Dr. Berger from (i) encouraging any of our employees or consultants to leave Genprex for twelve months after the termination of his employment, and (ii) competing or assisting others to compete against us during the term of Dr. Berger’s employment with us and for twelve months after the termination of his employment.

Employment Agreement with Catherine M. Vaczy

On March 12, 2020, in connection with the appointment of Ms. Vaczy as our Executive Vice President and Chief Strategy Officer, we entered into an employment agreement with Ms. Vaczy that governed the terms of her employment with us.

Ms. Vaczy’s employment under the agreement was at will and was able to be terminated at any time by us or by her. Under the terms of the agreement, Ms. Vaczy was initially entitled to receive an annual base salary of $365,000. Ms. Vaczy was also entitled to receive a bonus upon the achievement of performance objectives agreed upon between our Board of Directors and Ms. Vaczy. The agreement provided that Ms. Vaczy was eligible to receive an annual cash bonus in an amount and upon such terms as have been determined by our Board of Directors and that the Company could grant stock options or other forms of equity to Ms. Vaczy under the 2018 Plan as determined by our Board of Directors in its sole discretion.

The agreement provided that for twelve months after the termination of her employment, Ms. Vaczy will not encourage any of our employees or consultants to leave Genprex and that during the term of Ms. Vaczy’s employment with us and for six months after the termination of her employment, Ms. Vaczy will not compete or assist others to compete with us.

Under the terms of her employment agreement, if we were to terminate Ms. Vaczy’s employment without cause or if Ms. Vaczy were to resign for good reason, in either case before a change of control or within twelve months following a change of control, and Ms. Vaczy delivered to us a signed settlement agreement and general release of claims, we would be obligated to pay Ms. Vaczy: (i) a severance payment equal to six months of Ms. Vaczy’s base salary then in effect; (ii) a payment equal to one-half of Ms. Vaczy’s then applicable annual target bonus (provided that any portion of the target bonus that relates to performance criteria that have been achieved shall be calculated at full attainment); (iii) reimbursement of COBRA premium payments made by Ms. Vaczy for the six months following such termination; and (iv) acceleration as to 100% of Ms. Vaczy’s unvested equity awards from us, subject in the case of (i) and (ii) to our having at least $5 million in cash or cash equivalents and a net worth of at least $5 million on the date of termination.

For the purposes of Ms. Vaczy’s employment agreement, “cause” means the occurrence of any of the following events: (i) a determination by our Board of Directors that Ms. Vaczy’s performance is unsatisfactory after there has been delivered to her a written demand for performance which describes the specific deficiencies in her performance and the specific manner in which her performance must be improved, and which provides 30 business days from the date of notice to remedy such performance deficiencies; (ii) Ms. Vaczy’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude which our Board of Directors reasonably finds has had or will have a detrimental effect on our reputation or business; (iii) Ms. Vaczy’s engaging in an act of gross negligence or willful misconduct in the performance of her employment obligations and duties that materially harms us; (iv) Ms. Vaczy’s committing an act of fraud against, material misconduct or willful misappropriation of property belonging to us; or (v) Ms. Vaczy’s material breach of her confidentiality, invention assignment and noncompetition agreement with us or of any other unauthorized misuse of our trade secrets or proprietary information.

For purposes of Ms. Vaczy’s employment agreement, “good reason” means the occurrence of any of the following taken without Ms. Vaczy’s written consent and conditioned on (a) her providing us with notice of the basis for such resignation for good reason, (b) our failure to cure the event constituting good reason within 30 days after notice and (c) her termination of her employment within 30 days following the expiration of the cure period: (i) a material change in Ms. Vaczy’s position, titles, offices or duties; (ii) an assignment of any significant duties to Ms. Vaczy that are inconsistent with her positions or offices held under her employment agreement; (iii) a decrease in Ms. Vaczy’s then current annual base salary by more than 10% (other than in connection with a general decrease in the salary of all of our other similarly situated employees); or (iv) the relocation of Ms. Vaczy to a facility or a location more than 50 miles from her then current location.

On March 24, 2021, we and Ms. Vaczy entered into an amendment of Ms. Vaczy’s employment agreement to acknowledge and memorialize her additional title of General Counsel and to increase her base salary to $420,000 per year, effective as of March 19, 2021.

On February 4, 2024, Ms. Vaczy’s employment with the Company terminated.  We are currently in discussions with Ms. Vaczy related to the terms of a potential separation agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding equity awards granted to our Named Executive Officers that were outstanding as of December 31, 2023.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised option (#) exercisable	Number of securities underlying unexercised option (#) unexercisable		Option exercise price ($)(2)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)	Number of shares or units of stock that have not vested (#)
(a)	(b)	(c)		(d)	(e)	(f)		(g)	(h)	(i)	(j)
J. Rodney Varner	16,140	—		38.60	4/11/2026
	13,783	—		86.00	11/2/2028
	15,385	—		64.80	1/27/2029
	13,250	—		152.00	8/21/2030
	7,667	3,833	(3)	203.20	3/23/2031
	16,229	10,328	(4)	88.00	2/3/2032
						15,615	(9)	$143,658
Mark S. Berger	9,167	4,583	(5)	114.00	9/26/2031
	1,509	960	(6)	88.00	2/3/2032
						6,125	(9)	$56,350
Catherine Vaczy(10)	13,500	—		80.00	3/11/2030
	3,333	1,667	(7)(10)	203.20	3/23/2031
	4,965	3,160	(8)(10)	88.00	2/3/2032
						6,125	(9)(10)	$56,350

(1)

All of the outstanding equity awards were granted under and subject to the terms of our 2009 Equity Incentive Plan or our 2018 Equity Incentive Plan, as applicable, described above under “Equity-Based Incentive Awards”.  As of December 31, 2023, each option award becomes exercisable as it becomes vested, and all vesting of the option and/or RSU awards are subject to the executive’s continuous service with us through the vesting dates and the potential vesting acceleration described above under “—Agreements with Named Executive Officers.”

(2)

All of the stock option awards were granted with a per share exercise price no less than the fair market value of one share of our common stock on the date of grant, as determined in good faith by our Board of Directors.

(3)	3,833 vests on March 24, 2024.

(4)	738 shares will vest each month until February 4, 2025.

(5)	4,583 will vest on September 27, 2024.

(6)	69 shares will vest each month until February 4, 2025.

(7)	1,667 vests on March 24, 2024.

(8)	226 shares will vest each month until February 4, 2025.

(9)	The unvested RSUs will vest on February 18, 2025.

(10)	Ms. Vaczy’s employment with the Company terminated on February 4, 2024. We are currently in discussions with Ms. Vaczy related to the terms of a potential separation agreement.

Perquisites, Health, Welfare and Retirement Benefits

Our Named Executive Officers, during their employment with us, are eligible to participate in our employee benefit plans, including our medical, dental, vision, employee whole life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. In addition, we provide certain home office allowances for our eligible employees, including a monthly internet/IT stipend and a stipend for home office furniture or equipment. We also maintain a defined contribution employee retirement plan (the “401(k) plan”) for our eligible employees. Our Named Executive Officers are eligible to participate in the 401(k) plan on the same terms as our other employees. The 401(k) plan, which is intended to qualify as a tax-qualified plan under Section 401(k) of the Code, allows participants to defer a portion of their compensation, within limits prescribed by the Code, on a pre-tax basis. Currently, after six months of employment with the Company, participants become eligible to receive Company matching contributions under the 401(k) plan up to a specified percentage, and these matching contributions are fully vested as of the date on which the contribution is made.

Nonqualified Deferred Compensation

We do not maintain nonqualified defined contribution plans or other nonqualified deferred compensation plans. Our Board of Directors may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Prohibition Against Speculative Trading

Our insider trading policy prohibits our officers, directors, other employees or consultants from engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our stock at any time. In addition, none of our executives, directors, other employees or consultants may margin, or make any offer to margin, or otherwise pledge as security, any of our stock, including without limitation, borrowing against such stock, at any time.

PROPOSAL 3

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Board of Directors has approved the compensation of our Named Executive Officers as described in this proxy statement under “Executive Officer Compensation” pursuant to Item 402 of Regulation S-K. The Board and the Compensation Committee believe that our company’s compensation policies and practices are effective in achieving our goals of motivating our executive officers to further the Company’s long-term strategic plans, enhancing long-term stockholder value and attracting and retaining the highest quality executive and key employee talent available.

In accordance with applicable federal securities laws, we are asking stockholders to vote, on an advisory basis, on the approval of the compensation of our Named Executive Officers as disclosed in this proxy statement. This vote gives you the opportunity to express your views on our executive compensation. Because your vote is advisory, it will not be binding upon the Compensation Committee or the Board. However, the Board and the Compensation Committee will review and consider the results of this vote when making future executive compensation decisions.

Proposal 3 is as follows:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement for the 2024 Annual Meeting, including the various compensation tables and the related narrative disclosures, is hereby approved.”

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THIS PROPOSAL 3.

PROPOSAL 4

ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

As described in Proposal 3 above, our stockholders are being provided the opportunity to cast an advisory vote to approve executive compensation. The advisory vote on executive compensation described in Proposal 3 above is referred to as a “Say-on-Pay” vote. This Proposal 4 affords you the opportunity to cast an advisory vote on how often we should include a Say-on-Pay vote in our proxy materials in the future and is often referred to as a “Say-on-Frequency” vote. We are required under applicable SEC rules to hold a Say-on-Frequency vote every six years. Under this Proposal 4, stockholders may vote to have the Say-on-Pay vote every 1 year, every 2 years or every 3 years.

As with Proposal 3, your vote on this Proposal 4 is advisory and, therefore, nonbinding. However, we value your opinions, and our Board of Directors and Compensation Committee will consider the results of the Say-on-Frequency vote in making future determinations about the frequency of our Say-on-Pay votes.

After careful consideration of the frequency alternatives, our Board of Directors believes that conducting an annual “Say-on-Pay” vote is appropriate for Genprex and our stockholders at this time. Our Board of Directors has determined that an annual “Say-on-Pay” vote will allow our stockholders to provide timely input on our executive compensation philosophy, policies and practices as disclosed in our proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE THAT ADVISORY VOTES ON EXECUTIVE COMPENSATION BE HELD EVERY YEAR.

DIRECTOR COMPENSATION

The following table sets forth in summary form information concerning the compensation that we paid or awarded during the year ended December 31, 2023, to each of our non-employee directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Brent M. Longnecker	70,000	91,612	-	-	-	-	161,612
Jose Antonio Moreno Toscano	70,000	91,612	-	-	-	-	161,612
William R. Wilson, Jr.	60,000	91,162	-	-	-	-	151,612

(1)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the equity awards (RSUs) granted in 2023 computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are described in Note 4 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. These amounts do not reflect the actual economic value that will be realized by the non-employee director upon the vesting of the equity awards, the exercise of stock option awards (as applicable) or the sale of the common stock underlying such equity awards.

(2)

As of December 31, 2023, the aggregate number of shares outstanding under all options to purchase our common stock held by our non-employee directors were Mr. Longnecker: 4,242 shares; Mr. Moreno Toscano: 4,242 shares; and Mr. Wilson: 4,242 shares and the aggregate number of shares outstanding under all unvested RSU grants held by each of our non-employee directors were 3,095 shares.

We have reimbursed and will continue to reimburse all of our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of our Board of Directors and committees of our Board of Directors.

We have adopted an Amended and Restated Outside Director Compensation Policy which provides that non-employee directors will receive the following compensation elements, as applicable, for service on our Board of Directors and its committees:

●	an annual cash retainer of $40,000;

●	an additional annual cash fee of $20,000 for service as Chair of the Audit Committee;

●	an additional annual cash fee of $10,000 for service as a member of the Audit Committee (other than the Chair of the Audit Committee);

●	an additional annual cash fee of $10,000 for service as Chair of the Compensation Committee;

●	an additional annual cash fee of $5,000 for service as a member of the Compensation Committee (other than the Chair of the Compensation Committee);

●	an additional annual cash fee of $10,000 for service as Chair of the Nominating and Corporate Governance Committee;

●	an additional annual cash fee of $5,000 for service as a member of the Nominating and Corporate Governance Committee (other than the Chair of the Nominating and Corporate Governance Committee);

●

for each non-employee director who first joins our Board of Directors, an initial option grant to purchase shares of our common stock with a value of $80,000, prorated monthly for the period between the date of our last annual meeting of stockholders and the date such non-employee director first joins our Board of Directors, on the date of commencement of service on the Board of Directors; and

●

an annual grant of either stock options or RSUs, subject to the annual determination of the Board of Directors and based on recommendations and input from the Compensation Committee’s third-party compensation consultant, having a value of $80,000 for each non-employee director serving on the Board of Directors on the date of our annual stockholder meeting.

Each annual cash retainer and each additional annual cash fee will be paid quarterly in arrears on a prorated basis.

Each initial option grant and each annual option grant will vest as to all of the shares subject to the option upon the earlier of (i) the one-year anniversary of the grant date and (ii) the day prior to the next annual stockholder meeting occurring after the grant date. Each annual RSU grant will vest upon the earlier of (i) the one-year anniversary of the grant date and (ii) the day prior to the next annual stockholder meeting occurring after the grant date. Vested RSUs are paid in shares of the Company’s common stock on a one-to-one basis.

Each of the RSU and option grants described above will vest and each option grant will become exercisable subject to the director’s continuous service to us, provided that each RSU and/or option will vest in full upon a change in control (as defined under our 2018 Plan). The term of each option will be 10 years, subject to earlier termination as provided in the 2018 Plan. The options will be granted under our 2018 Plan, the terms of which are described in more detail above under “Equity-Based Incentive Awards.”

PAY VERSUS PERFORMANCE

Pay Versus Performance Table

In accordance with rules adopted by the Securities and Exchange Commission as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO Named Executive Officers (“NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for non-PEO NEOs ($)	Average Compensation Actually Paid to non-PEO NEOs ($)(1)	Total Stockholder Return ($)(2)	Net Loss ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	$1,680,958	$909,633	$940,192	$491,070	$(84.14)	$(30,860,461)
2022	$2,532,400	$2,378,406	$1,039,548	$1,192,201	$10.69	$(23,740,621)

(1)

Amounts represent compensation actually paid (“CAP”) to our President and CEO, J. Rodney Varner, who was our Principal Executive Officer or “PEO” for each of the two years shown, and the average CAP to our remaining NEOs or “Non-PEO NEOs” for the relevant fiscal year, as determined under SEC rules, which includes Mark Berger and Catherine Vaczy for 2023 and Catherine Vaczy and Ryan Confer for 2022.

(2)	Cumulative total stockholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our Company’s share price at the end and the beginning of the measurement period by our Company’s share price at the beginning of the measurement period. No dividends were paid on our common stock in 2023 or 2022. The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Amounts represent the Summary Compensation Table Total Compensation for the applicable fiscal year adjusted as follows:

Fiscal Year (“FY”)	2023		2022
	PEO	Average non-PEO NEOs	PEO	Average non-PEO NEOs
Deduction for ASC 718 Fair Value as of Grant Date Reported under the Stock Awards Columns in the Summary Compensation Table	$(1,068,750)	$(418,950)	$(1,645,425)	$(328,194)
Increase based on ASC 718 Fair Value of Stock Awards Granted during the FY that Remain Unvested as of FY End (“FYE”)	$143,658	$56,350	$1,038,158	$207,069
Increase based on ASC 718 Fair Value of Stock Awards Granted during the FY that Vested during the FY as of Vesting Date	$-	$-	$-	$-
Increase/deduction based on ASC 718 Fair Value of Outstanding Unvested Prior FY Stock Awards as of FYE Compared to Valuation as of Prior FYE	$(482,426)	$(230,342)	$52,680	$40,091
Increase/deduction based on ASC 718 Fair Value of Prior FY Stock Awards that Vested during the FY as of Vesting Date Compared to Valuation as of Prior FYE	$636,192	$143,819	$400,594	$233,688
Total Adjustments	$(771,325)	$(449,122)	$(153,994)	$152,653

Analysis of the Information Presented in the Pay Versus Performance Table

Relationship Between Financial Performance Measures

In accordance with Item 402(v) of Regulation S-K, the graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our TSR, and (ii) our net income (net loss), in each case, for the fiscal years ended December 31, 2022 and December 31, 2023. TSR amounts reported in the graph assume an initial fixed investment of $100.

Compensation Actually Paid versus Total Shareholder Return
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Compensation Actually Paid
$20.00
$-
$(20.00)
$(40.00)
$(60.00)
$(80.00)
$(100.00)
Total Shareholder Return
FY 2022
FY 2023
Compensation Actually Paid to PEO
Compensation Actually Paid to Non-PEO NEOs
Total Shareholder Return

A portion of our Named Executive Officers’ compensation consists of equity awards. As a result, the change between the values disclosed in our Summary Compensation Table and Compensation Actually Paid tends to be directionally aligned with changes in our TSR.

Compensation Actually Paid versus Net Loss
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Compensation Actually Paid
$-
$(5,000,000)
$(10,000,000)
$(15,000,000)
$(20,000,000)
$(25,000,000)
$(30,000,000)
$(35,000,000)
Net Loss
FY 2022
FY 2023
Compensation Actually Paid to PEO
Compensation Actually Paid to Non-PEO NEOs
Net Loss

While we are required by SEC rules to disclose the relationship between our net income and Compensation Actually Paid to our Named Executive Officers, this is not a metric our Compensation Committee currently uses in evaluating our Named Executive Officers’ compensation as we are a clinical-stage gene therapy company that has not generated any revenues from the sale of products.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

RELATED PARTY TRANSACTIONS

Other than compensation arrangements for our Named Executive Officers and directors, we describe below each transaction or series of similar transactions, since January 1, 2023, to which we were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed the lesser of (i) $120,000 or (ii) 1% of the average total assets of the Company at year end for the last two completed fiscal years; and

●

any of our directors, executive officers, promoters, or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Royalty Payments to Introgen Research Institute, Inc.

We have entered certain arrangements with Introgen Research Institute, Inc. (“IRI”) related to the sublicensing to us of technologies related to ONCOPREX and REQORSA. IRI is a Texas-based technology company formed by J. Rodney Varner, our Chief Executive Officer, President, and Chairman of which Mr. Varner is the sole officer. IRI is owned by trusts of which Mr. Varner’s descendants are the sole beneficiaries. Pursuant to an Amended Collaboration and Assignment Agreement dated July 1, 2011 between us and IRI, we are obligated to pay IRI a royalty of 1% of net sales of licensed products and 1% of certain other payments received by us, with respect to intellectual property owned by the University of Texas MD Anderson Cancer Center (“MD Anderson”) and licensed to us by IRI. This royalty obligation continues for 21 years after the later of: (i) the termination of the Patent and Technology License Agreement dated July 20, 1994, as amended, between MD Anderson and Introgen Therapeutics, Inc., and (ii) the termination of the sublicense assigned by IRI to us.

Indemnification Agreements

We have entered into, and intend to continue to enter into, an indemnification agreement with each of our directors and executive officers.

Policies and Procedures for Transactions with Related Persons

Our Audit Committee oversees procedures regarding the identification, review, consideration, and oversight of “related-person transactions.” For purposes of our policy, a “related-person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds the lesser of $120,000 and 1% of the average of our total assets at year-end for the last two completed fiscal years.

Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than five percent of our common stock, including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of our Board of Directors) for review. The presentation must include a description of, among other things, all the parties thereto, the direct and indirect interests of the related persons, the purpose of the transaction, the material facts, the benefits of the transaction to us and whether any alternative transactions are available, an assessment of whether the terms are comparable to the terms available from unrelated third parties and management’s recommendation. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, our Audit Committee or another independent body of our Board of Directors considers the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the terms of the transaction;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2025 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2025 annual meeting of Stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended must be received by us no later than January 6, 2025 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Genprex, Inc., 3300 Bee Cave Road, #650-227, Austin, TX 78746, Attn: Corporate Secretary.

Our Amended and Restated Bylaws, as amended, state that a stockholder must provide timely written notice of any nominations of persons for election to our Board of Directors or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2025 annual meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than March 20, 2025 and no earlier than February 18, 2025; provided, however, that in the event the 2025 annual meeting is scheduled to be held more than thirty (30) days before the anniversary date of the immediately preceding annual meeting (the “Anniversary Date”) or more than thirty (30) days after the Anniversary Date, a stockholder’s notice shall be timely if received by our Secretary at our principal executive office not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.  Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: Genprex, Inc., 3300 Bee Cave Road, #650-227, Austin, TX 78746, Attn: Corporate Secretary.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at our 2025 annual meeting of Stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: Genprex, Inc., 3300 Bee Cave Road #650-227, Austin, Texas 78746, Attn: Corporate Secretary, no later than April 19, 2025. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our Amended and Restated Bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our Amended and Restated Bylaws, as described in this section, and it shall not extend any such deadline set forth under our Amended and Restated Bylaws.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC may be obtained without charge by writing to: Genprex, Inc., 3300 Bee Cave Road, #650-227, Austin, TX 78746, Attn: Corporate Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on April 25, 2024. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2023 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements, notices of internet availability of proxy materials, and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If a broker or other nominee holds your shares and (1) your household received a single set of the proxy materials this year, but you would prefer to receive your own copy or you do not wish to participate in householding and would like to receive your own set of our proxy materials in future years or (2) you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

We will promptly deliver a separate copy of this proxy statement to any stockholder upon written or oral request to: Genprex, Inc., 3300 Bee Cave Road, #650-227, Austin, TX 78746, Attn: Corporate Secretary, or by phone at (877)774-4679. Any stockholder who wants to receive a separate copy of this proxy statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with the recommendation of the Board of Directors, or in the absence of such a recommendation, in their best judgment.

By Order of the Board of Directors,

J. Rodney Varner
Chief Executive Officer

April 29, 2024

Genprex

P.O. BOX 8016, CARY, NC 27512-9903

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Genprex, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 25, 2024

Tuesday, June 18, 2024 9:30 AM, Central Time

Annual Meeting to be held live via the intemet - please visit www.proxydocs.com/GNPX for more details.

Internet:
www.proxypush.com/GNPX
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-356-9132
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/GNPX

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 9:30 AM, Central Time, June 18, 2024.

This proxy is being solicited on behalf of the Board of Directors.

The undersigned hereby appoints J. Rodney Varner and Ryan Confer (the "Named Proxies"), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Genprex, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Genprex

Genprex, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR PROPOSALS 1, 2 AND 3.
THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

	PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1.	To elect the Class I director named herein to hold office until the 2027 Annual Meeting of Stockholders.					
	1.01 Brent M. Longnecker	FOR ☐	WITHHOLD ☐			FOR
2.	To ratify the selection by the Audit Committee of our Board of Directors of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.	FOR ☐	AGAINST ☐	ABSTAIN ☐		FOR
3.	To approve, on an advisory basis, the executive compensation of the Company's Named Executive Officers as described in the Company's Proxy Statement.	☐	☐	☐		FOR
4.	To vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation.	1YR ☐	2YR ☐	3YR ☐	ABSTAIN ☐	EVERY 1 YEAR
5.	To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.					

You must register to attend the meeting online and/or participate at www.proxydocs.com/GNPX

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

Signature (if held jointly) Date